                                                                    EXHIBIT 25.1

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)     [_]

                               _________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                               _________________

                             Edison Mission Energy
              (Exact name of obligor as specified in its charter)


California                                              95-4031807
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)


18101 Von Karman Avenue
Suite 1700
Irvine, California                                      92612
(Address of principal executive offices)                (Zip code)

                               _________________

                     7.73% Senior Notes due June 15, 2009
                      (Title of the indenture securities)

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1.             General information. Furnish the following information as to the
Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
       Name                                     Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State of    2 Rector Street, New York,
     New York                                   N.Y. 10006, and Albany, N.Y.
                                                12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                N.Y. 10045

     Federal Deposit Insurance Corporation      Washington, D.C. 20429

     New York Clearing House Association        New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-

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                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 19th day of January, 2000.


                                  THE BANK OF NEW YORK



                                  By:    /s/ MARYBETH LEWICKI
                                      ---------------------------
                                      Name:  MARYBETH LEWICKI
                                      Title: VICE PRESIDENT

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________________________________________________________________________________

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                                         Dollar Amounts
                                                                                In Thousands
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin........                      $ 6,394,412
 Interest-bearing balances.................................                        3,966,749
Securities:
 Held-to-maturity securities...............................                          805,227
 Available-for-sale securities.............................                        4,152,260
Federal funds sold and Securities purchased under                                  1,449,439
 agreements to resell......................................
Loans and lease financing receivables:
 Loans and leases, net of unearned
   income..................................................                       37,900,739
 LESS: Allowance for loan and
   lease losses............................................                          572,761
 LESS: Allocated transfer risk
   reserve.................................................                           11,754
 Loans and leases, net of unearned income,
   allowance, and reserve..................................                       37,316,224
Trading Assets.............................................                        1,646,634
Premises and fixed assets (including capitalized leases)...                          678,439
Other real estate owned....................................                           11,571
Investments in unconsolidated subsidiaries and associated                            183,038
 companies.................................................
Customers' liability to this bank on acceptances                                     349,282
 outstanding...............................................
Intangible assets..........................................                          790,558
Other assets...............................................                        2,498,658
                                                                                 -----------
Total assets...............................................                      $60,242,491
                                                                                 ===========
LIABILITIES
Deposits:

 In domestic offices.......................................                      $26,030,231
 Noninterest-bearing.......................................                       11,348,986
 Interest-bearing..........................................                       14,681,245
 In foreign offices, Edge and Agreement subsidiaries, and                         18,530,950
 IBFs......................................................
 Noninterest-bearing.......................................                          156,624
 Interest-bearing..........................................                       18,374,326
Federal funds purchased and Securities sold under                                 2,094,678
  agreements to repurchase.................................
Demand notes issued to the U.S.Treasury....................                          232,459
Trading liabilities........................................                        2,081,462
Other borrowed money:
 With remaining maturity of one year or less...............                          863,201
 With remaining maturity of more than one year through                                   449
  three years..............................................
 With remaining maturity of more than three years..........                           31,080
Bank's liability on acceptances executed and outstanding...                          351,286

Subordinated notes and debentures.........................                         1,308,000
Other liabilities.........................................                         3,055,031
                                                                                 -----------
Total liabilities.........................................                        54,578,827
                                                                                 ===========
EQUITY CAPITAL
Common stock..............................................                         1,135,284
Surplus...................................................                           815,314
Undivided profits and capital reserves....................                         3,759,164
Net unrealized holding gains (losses) on                                             (15,440)
 available-for-sale securities............................
Cumulative foreign currency translation adjustments.......                           (30,658)
                                                                                 -----------
Total equity capital......................................                         5,663,664
                                                                                 -----------
 Total liabilities and equity capital.....................                       $60,242,491
                                                                                 ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni                              Directors
Alan R. Griffith
Gerald L. Hassell

________________________________________________________________________________